   UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 25, 2012

VIRTUAL PIGGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-152050	35-2327649
(Commission File Number)	(IRS Employer Identification No.)

15 West Highland Avenue
Philadelphia, PA	19118
(Address of Principal Executive Offices)	(Zip Code)

(215) 247-5500

(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On April 5, 2012, Virtual Piggy, Inc. (the “Company,” “we,” or “us”) commenced a private offering (the “Private Placement”) of up to $3,500,000 of Units (the “Units”), at a purchase price of $0.70 per Unit pursuant to the Securities Purchase Agreement dated April 5, 2012 (the “Purchase Agreement”).  Each Unit consists of: (i) two shares of the Company’s common stock and (ii) a warrant to purchase one share of the Company’s common stock (the “Warrant”).  The Warrant is exercisable for a term of two years at an exercise price of $0.50 per share.

As of May 2, 2012, we have issued and sold an aggregate of 1,798,457.5 Units in the Private Placement in consideration of gross cash proceeds of $1,263,920. As a result, we issued an aggregate of 3,596,915 shares of common stock and Warrants to purchase an aggregate of 1,798,457.5 shares of common stock.

On April 26, 2012, we entered into a Securities Purchase Agreement (the “FEQ Purchase Agreement”) with FEQ Realty, LLC (“FEQ”), pursuant to which we issued and sold 142,857 Units to FEQ at a purchase price of $0.6125 per Unit, in consideration for the cancellation of an unsecured promissory note in the principal amount of $175,000. Each Unit consisted of: (i) two shares of the Company’s common stock and (ii) a warrant to purchase one share of the Company’s common stock (the “FEQ Warrant”).  The FEQ Warrant is exercisable for a term of two years at an exercise price of $0.50 per share.

Copies of the form of Purchase Agreement, Warrant, FEQ Purchase Agreement and FEQ Warrant are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K. The descriptions of certain terms of the Purchase Agreement, Warrant, FEQ Purchase Agreement and FEQ Warrant set forth herein do not purport to be complete and are qualified in their entirety by the provisions of the Purchase Agreement, Warrant, FEQ Purchase Agreement and FEQ Warrant, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively, and are incorporated herein by reference.

The foregoing securities were sold to a limited number of accredited investors, without registration under the Securities Act of 193, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder without payment of commissions to any person. The securities may not be transferred or sold absent registration under the Securities Act or the availability of an applicable exemption therefrom.

Item 3.02              Unregistered Sales of Equity Securities.

The information provided under Item 1.01 regarding the unregistered sale of equity securities is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

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Number	Exhibit
10.1	Form of Securities Purchase Agreement
10.2	Form of Warrant
10.3	Securities Purchase Agreement dated April 26, 2012
10.4	FEQ Warrant issued on April 26, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUAL PIGGY, INC.

Date: May 4, 2012	By:	/s/ Ernest Cimadamore
Ernest Cimadamore
Secretary

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